UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2009
RXI PHARMACEUTICALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33958	20-8099512

(State or other jurisdiction of	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)
60 Prescott Street, Worcester, MA 01605

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (508) 767-3861
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 5, 2009, the stockholders of RXi Pharmaceuticals Corporation (the “Company”) approved the amendment (the “Incentive Plan Amendment”) to the RXi Pharmaceuticals Corporation 2007 Incentive Plan, (the “2007 Incentive Plan”), which increases the number of shares of the Company’s common stock available under the 2007 Incentive Plan. The Company’s Board of Directors had previously approved the Incentive Plan Amendment, subject to the approval of the stockholders. A copy of the 2007 Incentive Plan, as amended on July 18, 2008 and June 5, 2009, is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	RXi Pharmaceuticals Corporation 2007 Incentive Plan, as amended on July 18, 2008 and June 5, 2009

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RXI PHARMACEUTICALS CORPORATION
Date: June 10, 2009	By:	/s/ Stephen J. DiPalma
		Name:	Stephen J. DiPalma
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	RXi Pharmaceuticals Corporation 2007 Incentive Plan, as amended on July 18, 2008 and June 5, 2009